   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1999.

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               GETTY IMAGES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

               DELAWARE                                 7389                                98-0177556
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)                IDENTIFICATION NO.)

                              701 N. 34TH STREET,
                                   SUITE 400
                           SEATTLE, WASHINGTON 98103
                                 (206) 268-2000

         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                             SUZANNE L. PAGE, ESQ.
                                GENERAL COUNSEL
                               GETTY IMAGES, INC.
                              701 N. 34TH STREET,
                                   SUITE 400
                           SEATTLE, WASHINGTON 98103
                                 (206) 268-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                RICHARD S. MILLARD, ESQ.                               CHRISTOPHER L. KAUFMAN, ESQ.
               WEIL, GOTSHAL & MANGES LLP                                    LATHAM & WATKINS
             2882 SAND HILL ROAD, SUITE 280                               135 COMMONWEALTH DRIVE
              MENLO PARK, CALIFORNIA 94025                             MENLO PARK, CALIFORNIA 94025
                     (650) 926-6200                                           (650) 328-4600

                            ------------------------
          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this registration statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (No. 333-88009)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                                                 CALCULATION OF REGISTRATION FEE
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
                                                                     PROPOSED                PROPOSED
          TITLE OF EACH                      AMOUNT                  MAXIMUM                 MAXIMUM
       CLASS OF SECURITIES                   TO BE                OFFERING PRICE        AGGREGATE OFFERING         AMOUNT OF
         TO BE REGISTERED                REGISTERED(1)              PER SHARE                 PRICE            REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value, of
  Getty Images, Inc...............      1,150,000 shares              $39.00               $44,850,000              $12,468
---------------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 150,000 shares being registered to cover over-allotments, if any.
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

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.

     In accordance with General Instruction IV to Form S-3 and Rule 462(b) promulgated under the Securities Act of 1933, this Registration Statement incorporates by reference the contents of the Registration Statement (File No. 333-88009) filed with the Securities and Exchange Commission on September 29, 1999, as amended, including exhibits thereto, and declared effective by the Commission on November 16, 1999.

CERTIFICATION.

     Getty Images, Inc. hereby certifies to the Securities and Exchange Commission that (1) it has instructed its bank to pay the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable, but not later than the close of business on November 17, 1999; (2) it will not revoke those instructions; and (3) it has sufficient funds in its account to cover the amount of the filing fee.

EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
   5.1     Opinion of Weil, Gotshal & Manges LLP regarding validity of securities
  23.1     Consent of PricewaterhouseCoopers, London, England
  23.2     Consent of PricewaterhouseCoopers LLP, Rochester, New York
  23.3     Consent of Arthur Andersen LLP, Chicago, Illinois
  23.4     Consent of PricewaterhouseCoopers LLP, Seattle, Washington
  23.5     Consent of Deloitte & Touche LLP, Seattle, Washington
  23.6     Consent of Weil, Gotshal & Manges LLP (included in Exhibit
           5.1)
  23.7     Consent of Maidment Penney Quick & Co., London, England

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Seattle, Washington, on the 17th day of November, 1999.

                                          GETTY IMAGES, INC.

                                          By:    /s/ JONATHAN D. KLEIN
                                          --------------------------------------
                                                    Jonathan D. Klein
                                                 Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                              TITLE                    DATE
                   ---------                              -----                    ----
                       *                           Executive Chairman        November 17, 1999
------------------------------------------------      and Director
                 Mark H. Getty

             /s/ JONATHAN D. KLEIN                   Chief Executive         November 17, 1999
------------------------------------------------         Officer
               Jonathan D. Klein                      and Director

                       *                               Senior Vice           November 17, 1999
------------------------------------------------   President, Finance
             Christopher J. Roling                 and Chief Financial
                                                         Officer

                       *                           Non-executive Vice        November 17, 1999
------------------------------------------------  Chairman and Director
                 Mark Torrance

                       *                                Director             November 17, 1999
------------------------------------------------
                  Andrew Garb

                       *                                Director             November 17, 1999
------------------------------------------------
                James N. Bailey

                                                        Director             November   , 1999
------------------------------------------------
            Christopher S. Sporborg

                                                        Director             November   , 1999
------------------------------------------------
                 Anthony Stone

*By:        /s/ JONATHAN D. KLEIN
     --------------------------------------
               Jonathan D. Klein
                Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBITS
-------                     -----------------------
 5.1      Opinion of Weil, Gotshal & Manges LLP regarding validity of securities
23.1      Consent of PricewaterhouseCoopers, London, England
23.2      Consent of PricewaterhouseCoopers LLP, Rochester, New York
23.3      Consent of Arthur Andersen LLP, Chicago, Illinois
23.4      Consent of PricewaterhouseCoopers LLP, Seattle, Washington
23.5      Consent of Deloitte & Touche LLP, Seattle, Washington
23.6      Consent of Weil, Gotshal & Manges LLP (included in Exhibit
          5.1)
23.7      Consent of Maidment Penney Quick & Co., London, England